Exhibit 99.2
Building the Ultimate Portal COLLEGIATE PACIFIC GAME ON (AMEX: BOO)

September 8, 2005

Safe Harbor Statement This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to Collegiate Pacific's anticipated financial performance, business prospects, new developments and similar matters, and/or statements preceded by, followed by or that include the words "believes," "could," "expects," "anticipates," "estimates," "intends," "plans," or similar expressions. These forward-looking statements are based on management's current expectations and assumptions, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those suggested by the forward-looking statements due to a variety of factors, including changes in business, political, and economic conditions, actions and initiatives by current and potential competitors, the future performance of Sport Supply Group as a subsidiary of Collegiate Pacific and the ability of Collegiate Pacific to realize benefits from its purchase of a majority interest in Sport Supply Group, the satisfaction of the closing conditions to the merger with Sport Supply Group and the ability of Collegiate Pacific to realize additional benefits from full ownership of Sport Supply Group as well as the costs and timing associated with the integration process, the impact of costs related to FAS-141 on the accounting for Collegiate Pacific's acquisitions, and certain other additional factors described in Collegiate Pacific's filings made from time to time with the Securities and Exchange Commission. Other unknown or unpredictable factors also could have material adverse effects on Collegiate Pacific's future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this presentation may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this presentation. Collegiate Pacific is not under any obligation and does not intend to make publicly available any update or other revisions to any of the forward- looking statements contained in this presentation. to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized

Who Is Collegiate Pacific? Nation's leading direct manufacturer, marketer and distributor of Sporting Goods Products in the USA $6B Market; highly fragmented - no large competitors 250,000+ School and Institutional Targets Sell equipment and team uniforms via Catalog, Telesales, Road Sales Professionals and the Internet "Revenue Producing Varsity Sports" (baseball, football, basketball) Competition: Local Sporting Goods stores (25-30K in USA) CP Advantage: Factory-Direct; Remove Middle man - pass savings to customer.

Michael Blumenfeld, Chairman & CEO - Founded Direct Selling of Sports Equipment in 1972 Adam Blumenfeld, President - 12+ Years of Experience 1980 - 1996: Built Two $100M Entities in the Space 1998 - Founded Collegiate Pacific, Inc. (AMEX-BOO in 2000) Top 55 Mgrs/Executives from Former Entities 3rd Vehicle - "Best Practice" Model Almost All Employees are Stock/Option Holders Management Ownership: 20%+ Pre BOO Management History

Selling Direct vs. Selling to Retail 200,000 Institutions $6 B Retail Manufacturers $50B $6B BOO = Direct Sporting Goods Industry Institutional Sporting Goods Industry 5,000 Dealers $50 B

Industry Manufacturer E Distributor E Sales Force E Dealer E Collegiate Pacific Customer Customer Differences: 20-40% Price Savings Delivery in 7 days vs. 4 weeks 3.2M Catalogs 25 Person Telesales Internet Presence 185 Sales Pros Factory Direct Advantage

Last 12 Months: "Setting the Stage" Organic Growth 15%+ Acquisition of Dixie (7/27/04) $50M Convertible Debt Raise via TWP Acquisition of OTS (December 04) Acquisition of 15 Industry Salesmen (slow season) Acquisition of Salkeld Sports (June 05) DOKS PLATFORM IN PLACE

DOKS Brings "In-School" Leverage

Vertical



Catalog Sales
Schools
Athletic Director
Baseball Coach
Salesmen Sales
Schools
AD
Baseball
Intramurals
Softball
Field Maint.
Football
Soccer
Volleyball
Tennis
Track
Basketball

- ➔ Deeper into Cobweb Of Buyers = Budget Expansion
- ➔ Equipment <u>and</u> Uniforms
- ➔ 20-25 "Touches" Annually vs. 6-8 with catalog

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DOKS Brings "Territorial" Leverage High School College Youth Leagues Salesmen - Under BOO Umbrella Target Market Salesmen - Historical Target Market High School College Youth Leagues Parks YMCA Boys Clubs Churches Government New Customer Types Equipment and Uniforms Territory Saturation Horizontal

Category FY04 FY05 Notes Sales $39.6M $106.6M 169% top-line growth Operating Income $3.2M $7.6M 137% growth including $1M+ FAS-141 and new salesmen "off-season" expenses EPS $.25 $.35 40% Growth despite $.13 in FAS 141 and Convert. Debt Charges Not in FY04. (75% of convert funds not applied until FY06). EBITDA $3.5M $8.4M 140% improvement Salesmen 95 175 Addition of Dixie, OTS, Salkeld Branded Uniforms None #1 For Nike, Rawlings, Wilson Only National One Stop Shop For Equipment and Uniforms+ FY05: Progress on all Fronts

New Transaction: SSPY Merger BOO to buy remaining SSPY shares for $6.74 (per exchange ratio) Timing: Closing expected on or before 12/30/05 Management; New Markets; New Brands Low Fruit: Reduce COGS; Cost Cuts; Pricing Opps. Initiate New 3-Year Business Plan (FY06 - FY08) FY06: Consolidate; SOX 404 Compliance by 6/30 FY07/FY08: Demonstrate Operating, Earnings Leverage

Likely Management Structure (post-close) Michael Blumenfeld* - Chairman of the Board Adam Blumenfeld - Chief Executive Officer Terrence Babilla - President William Estill - Chief Financial Officer * Has announced intention to retire by 6/30/06 assuming transaction closes

Why Go To 100%? Enhanced liquidity; growth in shareholder base Reduced inventories; Expanded cash flows Eliminate Conflicts of Interest Why Now ???? Speed Synergy Work: Faster Path to Sales, EPS Growth Align Sales / Marketing / Purchasing Pre Jan.1 Season Make Physical Move during Holiday Season

Synergies Simplified . . . We’ve Got What They Need . . . * Sales and Marketing * Purchasing (Import Talent) They’ve Got What We Need . . . * Infrastructure and Distribution * Technology (Internet Talent)

Synergies Specified . . .

Category	CP	SSG	Synergy
FY06 Size (P)	130-135M	95M+	Largest Consolidated Equipment and Uniform Company in USA: $225M+
Culture	Top Line	G&A Control	Improved cost cutting focus to CP and sales aggressiveness to SSG
Gross Margins	34%	29%	**Each Consolidated Margin Point improvement = $.10 - $.12 in EPS**
MFG / Import	30M	50M	Lower COGS, Pricing Opp. Combine Mfg Facilities; over-absorption = margin
Domestic Buy Product	100M	45M	COGS Improvement, Pricing Opportunities = margin potential
DC and MFG Facilities	In Need	300K Square Ft. Facility – 1/8 Mile away from CP	Combine Locations; Future Rent Reduction; SKU Eliminations: 750+
Office Space	In Need	Enough available space to house entire CP staff	Combine Locations; Future Rent Reduction; Operating Efficiencies
IT Platform	In Need	Industry-Best SAP platform; 13% of FY05 Sales via Internet	SAP across platform eliminates need for large Cap X IT project: G&A savings

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Synergies Specified. . .

Category	CP	SSG	Synergy
Marketing	500 Yrs+ Experience	In Need	Shift Marketing Resources to SSG; improve product selection and catalog layout
Internet Solution	In Need	Industry – Best for Schools; Partners and Consumers	Substantial institutional and consumer opportunities
Customers	7th - College	Pre-K - College	Opens up elementary, out of school youth, and "bid" markets
Road Salesmen	170	17	In-House Audience for SSG products
Branded Uniforms	#1 in USA for Nike, Rawlings, Wilson	In Need	Introduce new product channel to SSG; $3 Billion category
Branded Equipment	In Need	MacGregor, Voit, Champion, Portapit, Prodown, Alumagoal	Provides new products and brands for system-wide benefit and cross- selling
Weight Equipment	In Need	Full Champion Weight Equipment Line	Provides Football Intensive Sales Force with Strength Line – 1M year one potential
Netting / Vinyl	Buy	Make	In-House Mfg. For Mats, Protective Netting, 500K – 1M year one potential

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DOKS TEAM BOO 1.7M 250K Institutions - $6B Annual Spending Consu mer Sports Enthus iast Catalogs 1.5M Catalogs 20 Outbound Telesales 170 Road Salesmen

Consolidated Organic Growth of 10-15% (from $225M Base) Acquisition Targets Must be Significant Contributors: $20M - $200M Growth Targets: Product; Distribution; Manufacturing; Internet Targets must be accretive Future Growth

Growth Curve (June 30 Yr End) '04 '05 '06* '07 Sales $39.5M $106M $225M $250M Customers 25K 80K 175K 195K EBITDA $3.5M $8.4M $15M+ $20M+ * Includes Yr. 1 SOX 404 Expenses & New FAS-141 Intangible Amortization Assumes no acquisitions or dispositions in FY06, FY07. Assumes 12/31/05 closing of SSPY Transaction

Net Sales of $220 - $230 Million EPS $.60 - $.70 pre 404 and Non-Cash FAS-141 Charges SOX and FAS -141 Transaction Charges: $2.7M EPS effect of charges: ($.14) EPS post SOX and Non Cash Charges: $.46 - $.56 EBITDA after charges: $15M+ FY06 Guidance (assumes 12/30 transaction closure)

Net Sales of $250 Million EPS $.75 - $.1.00 including all charges SOX and FAS-141 Charges drop from $2.7M to $1.1M (E) EBITDA including all charges: $20M+ Guidance Likely updated as FY06 Develops FY07 Guidance (assumes 12/30 transaction closure)

Every 1 point in gross margin improvement at $225M+ in Sales . . . Produces a $.10 - $.12 increase in Fully Diluted Earnings Per Share THE BIG ENCHILADA

In connection with the proposed merger with Sport Supply Group, Collegiate Pacific will file a registration statement with the Securities and Exchange Commission containing a proxy statement/prospectus. The proxy statement/prospectus will be mailed to the stockholders of Collegiate Pacific and Sport Supply Group to consider and vote upon the proposed merger. Investors and stockholders are urged to carefully read the proxy statement/prospectus and other relevant materials filed with the Securities and Exchange Commission when they become available because they will contain important information about Collegiate Pacific, Sport Supply Group, the Merger and other related matters. Investors and stockholders may obtain free copies of these documents (when they are available) and other documents filed by Collegiate Pacific at the Securities and Exchange Commission's web site at www.sec.gov. These documents can also be obtained for free from Collegiate Pacific by directing such request to the Company's Investor Relations at (972) 243 8100. Collegiate Pacific and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of Collegiate Pacific's participants in the solicitation is set forth in Collegiate Pacific's proxy statements and Annual Reports on Form 10-KSB, previously filed with the Securities and Exchange Commission, and in the proxy statement/prospectus relating to the merger when it becomes available. Supplemental Information